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                                                                   EXHIBIT 10.26


[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]


                             COLLABORATION AGREEMENT

         THIS COLLABORATION AGREEMENT (this "AGREEMENT") effective as of July 1, 2000 (the "EFFECTIVE DATE"), is entered into among DELTAGEN, INC., a Delaware corporation with a place of business at 1003 Hamilton Avenue, Menlo Park, CA 94025, U.S.A. ("DELTAGEN"), and PFIZER INC, a Delaware corporation with a place of business at 235 East 42nd Street, New York, New York 10017. Pfizer's wholly-owned subsidiaries and Controlled Pfizer Affiliates, shall be referred to herein collectively as, "PFIZER".

         WHEREAS, Deltagen has a functional genomics database and software that is comprised of certain data and information (including genetic, phenotypic and related data and information relating to Knockout Mice Materials, *** and/or *** (as each such term is defined below)) that Deltagen provides under a subscription on a nonexclusive basis to subscribers to DeltaBase (as such term is defined below);

         WHEREAS, Pfizer wishes to obtain, and Deltagen wishes to grant to Pfizer, a subscription to DeltaBase, and the right to use the corresponding Knockout Mice Materials, on the terms and conditions set forth in this Agreement; and

         WHEREAS, the parties hereby acknowledge and recognize that the terms and conditions set forth in this Agreement reflect that Pfizer is an early-access DeltaBase subscriber and as such, the terms and conditions of this Agreement may in some instances vary from, or be more favorable than, those granted to other DeltaBase subscribers.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants and conditions set forth in this Agreement, the parties agree as follows:

1.       DEFINITIONS.

         1.1 "ACCESS TERM" shall mean, with respect to any Data Set delivered to Pfizer hereunder, the period commencing when Pfizer receives such Data Set and ending on the later of (a) the second anniversary of the date of such receipt; (b) the *** of this Agreement; or (c) such later date as may be obtained if Pfizer exercises its rights of extension under
                  SECTION 2.8.2.


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         1.2      "AFFILIATE" shall mean, with respect to a party to this
                  Agreement, any Person directly or indirectly controlling or controlled by or under common control with such party, where "CONTROL" in this context is defined as the ownership of more than fifty percent (50%) of the voting stock or other voting interests in the Person in question.

         1.3 "***" means with respect to an ***, the process within Pfizer currently known as "***" (as such process (or a substantially similar process) may be renamed from time to time).

         1.4 "CONFIDENTIAL INFORMATION" means either Deltagen Confidential Information or Pfizer Confidential Information as the case may require.

         1.5 "CONTROLLED PFIZER AFFILIATE" means (a) ***, Inc., and (b) with Deltagen's prior written consent (such consent not to be unreasonably withheld or delayed), any other Affiliate of Pfizer where Pfizer owns *** or more, but *** of the voting stock or other voting interests in the Affiliate in question; PROVIDED THAT if at any time Pfizer owns less than *** of the voting stock or other voting interests in any Person that was included as a Controlled Pfizer Affiliate under subsections
                  (a) or (b) above, such Person shall automatically and immediately be excluded from this definition and shall no longer be a "Controlled Pfizer Affiliate" hereunder. Deltagen's withholding of its consent to the inclusion of a Pfizer Affiliate under subsection (b) above where such Pfizer Affiliate is primarily engaged in business activities in the field of mouse genetics shall not be deemed unreasonable.

         1.6 "DATA SET" shall mean a distinct phenotypic analysis corresponding to a distinct murine gene knockout, where such analysis is included in a Phenotype Set.

         1.7 "DELTABASE" shall mean Deltagen's functional genomics database and software comprised of the DeltaBase Information and the DeltaBase Functionality.

         1.8 "DELTABASE ACCESS PLAN" shall mean the plan mutually agreed to by the parties, substantially in the form of EXHIBIT A which establishes mechanisms for Pfizer to document access to the DeltaBase and ensure compliance with the requirements of this Agreement and the parameters of such access plan.

         1.9 "DELTABASE FUNCTIONALITY" shall mean the DeltaBase software and documentation provided to Licensee hereunder and containing functionality that provides the DeltaBase licensee with the ability to search and retrieve DeltaBase Information contained in DeltaBase; provided, however, that the


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                  DeltaBase Functionality shall exclude all Third Party hardware and software listed on EXHIBIT B.

         1.10 "DELTABASE INFORMATION" shall mean the information contained in DeltaBase. DeltaBase Information includes without limitation, genetic, phenotypic and related data and/or information, generated or developed by or on behalf of Deltagen from or relating to Knockout Mice, *** and *** and entered into one or more databases provided under a subscription to DeltaBase on a nonexclusive basis to DeltaBase subscribers generally but does not include data or information, including Third Party software (whether or not listed on EXHIBIT B) generated or developed by or on behalf of Deltagen that is for Deltagen's or its Affiliates' use, for use on an exclusive basis by one or more specific Third Parties, and/or not intended by Deltagen for inclusion in DeltaBase.

         1.11     "DELTAGEN CONFIDENTIAL INFORMATION" shall mean (i) DeltaBase;
                  (ii) the Deltagen Intellectual Property and Deltagen Patent Rights; (iii) the content (but not the existence) of this Agreement; and (iv) all other data and/or information of any kind whatsoever (including without limitation, data, databases, compilations, formulae, schemata, models, patent disclosures, procedures, processes, projections, protocols, results of experimentation and testing, specifications, strategies and techniques), and all tangible and intangible embodiments, of any kind, of such information (including without limitation, apparatus, compositions, documents, drawings, machinery, patent applications, records, laboratory and research notebooks, memoranda and reports), insofar as Deltagen has disclosed them to Pfizer and at the time of disclosure has identified them as confidential, or if disclosed or obtained orally or visually (or otherwise in a non-written form), was described or summarized in a writing or other tangible form and identified as confidential to Pfizer within thirty (30) days of such disclosure. Notwithstanding the foregoing, the obligations of Pfizer with respect to Deltagen Confidential Information shall not apply to any information which Pfizer can establish by written documentation (a) to be publicly known at or after the time of Deltagen's disclosure without fault by Pfizer; (b) to have been received by Pfizer at any time from a source other than Deltagen, where such source is not under an obligation of confidentiality to Deltagen; or (c) to have been otherwise known by Pfizer before disclosure by Deltagen.

         1.12 "DELTAGEN INTELLECTUAL PROPERTY" shall mean any technology, know-how, copyrights, trade secrets, software and other intellectual property (collectively, "INTELLECTUAL PROPERTY") owned by or licensed to Deltagen during the Access Term to which Deltagen has the right to license or sublicense to Pfizer hereunder (and subject to all conditions and limitations


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                  on Deltagen's right to so license or sublicense the same) that relates to (a) DeltaBase, and under which intellectual property Deltagen has granted, or will grant, a nonexclusive license to its other DeltaBase subscribers; and (b) with respect to a Target Gene, any Knockout Mice Materials which contain within the genome of such Knockout Mouse the corresponding ***. Notwithstanding the foregoing, all patents and patent applications are expressly excluded from this definition of Deltagen Intellectual Property.

         1.13 "DELTAGEN PATENT RIGHTS" shall mean patents and/or patent applications owned by or licensed to Deltagen during the Access Term to which Deltagen has the right to license or sublicense to Pfizer hereunder (and subject to all conditions and limitations on Deltagen's right to so license or sublicense the same), that claim, (a) with respect to a ***, or uses thereof, and (b) DeltaBase, or uses thereof; and including any divisions, continuations, re-issues, re-examinations, extensions or other governmental actions which extend any of the subject matter of such patent applications or patents; but in each case, only those patents and/or patent applications under which Deltagen has granted, or will grant, a nonexclusive license to its other DeltaBase subscribers. Notwithstanding the foregoing, all Excluded Patent Rights are expressly excluded from this definition of Deltagen Patent Rights.

         1.14 "DERIVED" shall mean obtained, developed, created, tested, identified, discovered, synthesized, designed, derived or resulting from, based upon or otherwise generated (whether directly or indirectly, or in whole or in part), and anything so derived shall be referred to herein as "DERIVATIVES."

         1.15 "DIAGNOSTIC PRODUCT" shall mean any product, other than a database, that (a) is used in (i) ***, (ii) the *** of a method of prevention or treatment of any disease, state or condition, and/or (iii) the ***; and (b) *** relating to any of the foregoing is described in a Valid Claim of a Deltagen Patent Right.

         1.16     "EFFECTIVE DATE" shall mean the date first set forth above.

         1.17     "ELIGIBLE COMPOUND" shall have the meaning set forth in
                  SECTION 4.1.

         1.18 "***LINE" shall mean, with respect to a Target Gene, the *** line used to produce a line of Knockout Mice containing within their genome the corresponding Mutated Gene.

         1.19 "EXCLUDED PATENT RIGHTS" shall mean (a) the patents and/or patent applications owned by, or licensed to, Deltagen that claim (i) *** (ii) any product, formulation or composition (other than any Knockout Mice Materials provided by Deltagen to Pfizer in accordance with the terms and conditions of this Agreement including ARTICLE 3 and EXHIBIT D) invented,


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                  developed or acquired by Deltagen itself or through or in
                  collaboration with any other Person ***; and (b) any divisions, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of the patent applications or patents in (a) above.

         1.20     "FDA" shall mean the U.S. Food & Drug Administration.

         1.21 "INSTALLATION SITES" shall mean the Pfizer site(s) where the DeltaBase is installed pursuant to this Agreement, as nominated by Pfizer and agreed to in writing by Deltagen.

         1.22 "KNOCKOUT MICE" or "KNOCKOUT MOUSE" shall mean mice or a mouse containing within their or its genome one or more ***.

         1.23 "KNOCKOUT MICE MATERIALS" or "KNOCKOUT MOUSE MATERIALS" shall mean Knockout Mice, ***, or any of the foregoing.

         1.24     "MAJOR MARKET COUNTRY" shall mean ***.

         1.25 "***" means a *** which shall substantially contain all of the material terms and conditions set forth in the form agreement attached hereto as EXHIBIT E and any other terms and conditions that are customarily included in the industry in agreements of this type (including obligations of confidentiality and restrictions on use in favor of Pfizer and Deltagen), and which shall be consistent with the terms and conditions of this Agreement.

         1.26 "MILESTONE PAYMENT ONE," "MILESTONE PAYMENT TWO," "MILESTONE PAYMENT THREE," and "MILESTONE PAYMENT FOUR," shall have the meaning set forth in SECTION 4.1.

         1.27 "MUTATED GENE" shall mean a *** used by Deltagen in the generation of Knockout Mice.

         1.28     "PERSON" shall mean any legal entity of any kind.

         1.29 "PFIZER CONFIDENTIAL INFORMATION" means (i) the content (but not the existence) of this Agreement; (ii) all queries, analyses, reports and other records generated by Pfizer in the course of using DeltaBase Information and Knockout Mice Materials; and (iii) all other information of any kind whatsoever (including without limitation, data, databases, compilations, formulae, schemata, models, patent disclosures, procedures, processes, projections, protocols, results of experimentation and testing, specifications, strategies and techniques), and all tangible and intangible embodiments, of


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                  any kind, of such information (including without limitation, apparatus, compositions, documents, drawings, machinery, patent applications, records, laboratory and research notebooks, memoranda and reports), insofar as Pfizer has disclosed them to Deltagen and at the time of disclosure has identified them as confidential or if disclosed or obtained orally or visually (or otherwise in a non-written form), was described or summarized in a writing or other tangible form and identified as confidential to Deltagen within thirty (30) days of such disclosure. Notwithstanding the foregoing, the obligations of Deltagen with respect to Pfizer Confidential Information shall not apply to any information which Deltagen can establish by written documentation (a) to be publicly known at or after the time of Pfizer's disclosure without fault by Deltagen; (b) to have been received by Deltagen at any time from a source other than Pfizer, where such source is not under an obligation of confidentiality to Pfizer; or (c) to have been otherwise known by Deltagen before disclosure by Pfizer.

         1.30 "PHENOTYPE SET" shall mean a collective group of Data Sets designated by Deltagen for inclusion in DeltaBase and delivered to Pfizer hereunder in a given quarterly delivery of DeltaBase Information under SECTION 2.5 below.

         1.31     "PROGENY" shall mean any progeny and/or offspring.

         1.32 "***" shall mean any claim or action threatened or asserted by a Third Party against ***, alleging infringement and/or misappropriation of such Third Party's intellectual property rights based upon *** as a result of the exercise of the rights and license ***.

         1.33 "***" shall mean any *** or other *** at which *** or any other entity acting as an independent contractor and performing work *** that receives any *** subject to and in accordance with the terms and conditions of this Agreement.

         1.34 "SUBSCRIPTION TERM" shall mean the period commencing on the Effective Date and ending on the later to occur of (a) the third anniversary of the Effective Date; (b) the fourth anniversary of the Effective Date if Pfizer exercises its first extension option under SECTION 2.8.1, or (c) the fifth anniversary of the Effective Date if Pfizer exercises its second extension option under SECTION 2.8.1.

         1.35 "TARGET GENE" shall mean a gene or sequence that is described, referenced or otherwise included in a Phenotype Set that is delivered to Pfizer by Deltagen hereunder as part of the DeltaBase Information.


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         1.36     "THIRD PARTY" shall mean any Person other than Deltagen and its Affiliates and Pfizer.

         1.37 "VALID CLAIM" means any claim of an issued patent existing under the Deltagen Patent Rights in a Major Market Country unless (a) the owner of the patent expressly disclaims it, or
                  (b) a tribunal of competent jurisdiction has issued a final decision holding such claim invalid from which no appeal has been or can be taken.

2. DELTABASE LICENSE; TERM AND EXTENSIONS; INSTALLATION; DELIVERY OF PHENOTYPE SETS.

         2.1 LICENSE. During the term of this Agreement, Deltagen grants to Pfizer a nonexclusive, nontransferable, worldwide internal license under the Deltagen Patent Rights and Deltagen Intellectual Property to access and use the DeltaBase and the Knockout Mice Materials delivered to Pfizer under this Agreement, subject to and in accordance with, the terms and conditions of this Agreement.

         2.2 DURATION OF LICENSE. Pfizer may access the information and data within DeltaBase with respect to any Data Set, and access and use the Knockout Mice Materials for the particular Target Gene in such Data Set, only during the Access Term for such Data Set.

         2.3      LIMITATIONS ON LICENSE.

                  2.3.1 DELTABASE ACCESS PLAN. Pfizer shall implement and comply with the DeltaBase Access Plan at all times during the Access Term.

                  2.3.2 THIRD PARTY SOFTWARE. Pfizer acknowledges that, in order to use the functionality of the DeltaBase, Pfizer will need to obtain (sub)licenses to use the required software set forth on EXHIBIT B, including *** software and *** with ***.

                  2.3.3 COPYING, REVERSE ENGINEERING, ETC: Pfizer shall not disclose, broker, license or otherwise grant rights in, sell, assign, or transfer the DeltaBase or any portion thereof or any interest therein to any Third Party. Pfizer shall not authorize or permit any unauthorized use, access, copying, alteration or installation of the DeltaBase or any portion thereof. Pfizer shall not sublicense, assign or transfer to any Third Party DeltaBase or any information or data from DeltaBase, nor shall Pfizer permit any Third Party to extract or access data or information from DeltaBase. Pfizer shall not, and shall not authorize, permit or enable any Third Party to,


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                           disassemble, reverse engineer, decompile, reproduce,
                           publicly display, adapt, modify, prepare or produce derivative works based upon, or distribute copies (in whatever form, whether tangible or intangible, by any means whatsoever whether now known or hereafter invented) of the DeltaBase or its components in whole or part; PROVIDED HOWEVER, that Pfizer may, for internal research purposes, ***, information and data extracted by *** from DeltaBase pursuant to Pfizer's use of DeltaBase in accordance with the terms of this Agreement. Any such *** shall be subject to the same terms and conditions that apply to DeltaBase under this Agreement. Deltagen shall have no obligation to support any such ***. Notwithstanding anything to the contrary in this Agreement, the right of *** under this SECTION 2.3.3 shall not diminish or otherwise impair *** in DeltaBase. *** shall own any such ***, subject to *** ownership of and prior rights in the *** included or incorporated therein or on which such derivative work is based. Notwithstanding anything contained herein, however, Pfizer shall not, and shall ensure that its Affiliates *** shall not, (i) transfer DeltaBase (including any DeltaBase Information) or any compilations or derivative works thereof to any Third Party, or (ii) distribute, sell, license or otherwise commercialize DeltaBase (including any DeltaBase Information) or any compilations or *** thereof, except with respect to
                           (i) and (ii) for transfers to *** pursuant to SECTION 3.3.2.

                  2.3.4 UNAUTHORIZED USE. If Pfizer discovers any unauthorized use by Third Parties of any part of DeltaBase or any Deltagen Information, Pfizer shall promptly notify Deltagen.

         2.4      DELTABASE INSTALLATION.

                  2.4.1 INITIAL INSTALLATION SITE. Deltagen shall install the DeltaBase at the first Installation Site on a mutually acceptable date, and thereafter Deltagen shall during the Access Term ***.

                  2.4.2 ADDITIONAL INSTALLATION SITES. Deltagen shall install, and during the Access Term maintain and support, the DeltaBase at additional Installation Sites that are nominated by Pfizer and agreed to in writing by Deltagen ***. Deltagen shall perform such installation, maintenance and support in accordance with the Installation, Maintenance and Support Plan attached as EXHIBIT C. Deltagen and its duly authorized representatives shall have the sole right and responsibility for such installation, maintenance and support of the DeltaBase. Pfizer shall be solely responsible at its sole cost for,


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                           and shall, obtain the recommended Third Party
                           hardware and software listed on EXHIBIT B. For each Installation Site, Pfizer shall appoint one employee to act as the primary Deltagen contact for all communications regarding the installation, maintenance and support of the DeltaBase at such Installation Site. Pfizer shall notify Deltagen in writing promptly upon such appointment and thereafter upon any changes in such appointments.

                  2.4.3 PFIZER ACTIONS REGARDING INSTALLATION. Except as expressly provided herein Pfizer's installation of the DeltaBase shall be limited to the Installation Sites and Pfizer shall access DeltaBase through computers authenticated on Pfizer's intranet system; PROVIDED THAT, Pfizer maintains adequate firewalls and other network security measures utilizing technology and procedures that prevent Third Party or other unauthorized access and that limit access to DeltaBase to those Persons authorized by Pfizer, consistent with, and subject to, the terms and conditions of this Agreement, and that prevent access to the DeltaBase outside the Pfizer intranet. DeltaBase shall be installed on the hard disk of a single designated file server at the Installation Sites, but may not be copied for individual clients of such server. *** purposes. In no event shall Pfizer install or use the DeltaBase in a manner which would allow unauthorized access.

                  2.4.4 TRAINING. Deltagen shall provide Pfizer with *** training *** by *** Deltagen employees regarding the use of the DeltaBase. Deltagen additionally shall provide Pfizer with *** regarding the use of the DeltaBase. The number of employees of Pfizer to receive such training ***. Deltagen shall provide Pfizer with such additional training services in such manner, at such rates and on such terms and conditions as ***.

         2.5      DELIVERY OF PHENOTYPE SETS; PROPOSED ***.

                  2.5.1 DELIVERY OF PHENOTYPE SETS. The DeltaBase as initially installed by Deltagen shall include at least *** Phenotype Sets. In each calendar quarter in 2001 and 2002 and in each of the first two calendar quarters of 2003, Deltagen shall *** additional Data Sets, which Deltagen may deliver as a single Phenotype Set containing at *** on average.

                  2.5.2 ***. During the Subscription Term, Pfizer may, from time to time, notify Deltagen of certain *** (the "***") from which Pfizer would like Deltagen to *** and *** for *** as part of the *** and


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                           the *** provided by *** to its *** subscribers,
                           including Pfizer. Deltagen shall use commercially reasonable efforts to *** the *** by Pfizer, as set forth above in this SECTION 2.5.2; PROVIDED THAT, Deltagen shall not be required to make *** for more than *** *** in any twelve (12) month period during the Subscription Term.

         2.6 INSPECTION AND *** OF DELIVERED PHENOTYPE SETS. For sixty (60) days after it receives any Data Set, Pfizer may examine the contents of such Data Set to determine *** described in EXHIBIT D. If it determines that such *** by the Data Set, Pfizer may, before the end of such sixty (60) day period, notify Deltagen in writing of such determination, ***, and Deltagen shall use its commercially reasonable efforts to remedy *** of its receipt of such notice. In the absence of such timely notice by Pfizer, such Data Set shall be *** with the ***.

         2.7 UPDATES AND SUPPLEMENTS TO DELIVERED PHENOTYPE SETS. During the Access Term, the DeltaBase Information for each Data Set previously delivered to Pfizer may be subject to such *** as Deltagen, in its sole discretion and without any obligation, may choose to provide to its ***. Any such *** shall be subject to the terms and conditions of this Agreement. Also, Deltagen, in its sole scientific and commercial discretion and without any obligation, may perform further ***, may generate additional information on *** and may, in its sole discretion,
                  ***.

         2.8      LICENSE FEE.

                  2.8.1 INITIAL AND QUARTERLY LICENSE FEES. In consideration for the right to access DeltaBase, Deltagen's delivery of additional Data Sets and Pfizer's right to use Data Sets and Knockout Mice Materials hereunder, Pfizer shall pay Deltagen (i) an initial fee of *** due on December 31, 2000 and payable no later than ten (10) business days thereafter, (ii) a *** license fee for the last calendar quarter of ***, and (iii) a *** license fee for each calendar quarter thereafter through the second quarter of ***. At Pfizer's option, it may extend such rights for two
                           (2) successive one-year periods by providing sixty
                           (60) days' prior written notice to Deltagen and paying a *** license fee for each calendar quarter during each such one-year extension period. All quarterly license payments will be due no later than forty-five (45) days after Pfizer receives Deltagen's invoice for the Phenotype Set delivered in such quarter.

                  2.8.2 EXTENSION OF ACCESS TERM FOR DATA SETS. Pfizer may extend, for successive periods each of one year, the Access Term for any Data Set, and may correspondingly extend its right to continue accessing


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                           and using Knockout Mice Materials for the particular
                           Target Gene in such Data Set, by following the notice procedure and paying the extension fees provided in SECTIONS 2.8.2.1 AND 2.8.2.2 below. For the avoidance of doubt, there shall be no limit to the number of times that Pfizer shall have the right to extend the Access Term, as provided in this SECTION 2.8.2; provided that Pfizer complies with the terms and conditions of this Agreement, including following the notice procedure and paying the extension fees as provided in SECTIONS 2.8.2.1 AND 2.8.2.2 below:

                           2.8.2.1 In consideration for each extension of the Access Term for any Data Set, Pfizer shall pay Deltagen a fee as follows: (A) to obtain a one-year extension of the license to a single Data Set covering a single Target Gene, ***; (B) to obtain a one-year extension of the license to all Data Sets covering all Target Genes in a single Phenotype Set ***; and (C) to obtain a one-year extension of the license to all Data Sets covering all Target Genes in all Phenotype Sets (up to a maximum of *** Data
                                    Sets), ***.

                           2.8.2.2 In order to effectuate any extension of the Access Term for any Data Sets, Pfizer shall provide Deltagen, at least sixty (60) days before the end of any Access Term, with written notice identifying the Data Set or Data Sets and/or Phenotype Sets for which Pfizer elects to extend. Failure by Pfizer to provide such notice for any Data Set or Data Sets shall be deemed an election not to extend the Access Term for such Data Set or Data Sets. Following receipt of such notice, Deltagen will invoice Pfizer as appropriate. Payments due under this Section shall be due thirty (30) days after Pfizer receives Deltagen's invoice.

                           2.8.2.3 At least ninety (90) days before the end of any Access Term, ***.

                  2.8.3 AUTOMATIC EXTENSION OF LICENSE. For any Data Set covering a Target Gene for which Pfizer has paid the *** under ARTICLE 4 below, Pfizer shall have a *** nonexclusive license, as set forth in SECTION 8.3.1.

                  2.8.4 INTEREST. The parties shall pay interest on any amounts overdue under this Agreement at a rate of *** above the U.S. dollar prime


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                           or equivalent rate quoted by Citibank N.A. or another
                           mutually acceptable bank, as in effect during the period from the date due until payment, including from the date any amounts disputed in good faith by the parties were originally due and payable hereunder.

3.       KNOCKOUT MICE MATERIALS.

         3.1 RESEARCH LICENSE. With respect to any Knockout Mice Materials, Pfizer shall have, during the Access Term applicable to the Phenotype Set containing the Target Gene for such Knockout Mice Materials, a nonexclusive, worldwide, royalty-free license (***, as set forth in SECTION 3.3.2), subject to the terms and conditions this Agreement, including those set forth in this ARTICLE 3, (a) to use such Knockout Mice Materials (including Progeny of Knockout Mice, and any tissues, cells or compositions obtained from Knockout Mice or their Progeny, or obtained from any other Knockout Mice Materials) ***; and (b) to ***. Except as provided in SECTION 9.4 (freedom from challenge), Deltagen shall not be deemed to acquire, by virtue of this Agreement, any rights with respect to any inventions that Pfizer makes that are derived from or based on any ***.

         3.2      SUPPLY BY DELTAGEN OF KNOCKOUT MICE MATERIALS.

                  3.2.1 For any Knockout Mouse covered by the foregoing license set forth in SECTION 3.1, Pfizer shall have, during the Access Term for the Phenotype Set containing the Target Gene for such Knockout Mouse, the right to be supplied by Deltagen, at ***, with Knockout Mice Materials for such line of Knockout Mouse, as specified below in this SECTION 3.2; EXCEPT THAT with respect to breeding pairs, Deltagen shall only be obligated to maintain breeding pairs for a line of Knockout Mice (a) for a period of twelve (12) months from the commencement of the Access Term for the Phenotype Set containing the Target Gene for such Knockout Mouse, if a phenotype is annotated in the DeltaBase for such Knockout Mouse, and (b) for a period of six (6) months from the commencement of the Access Term for the Phenotype Set containing the Target Gene for such Knockout Mouse, if a phenotype is NOT annotated in the DeltaBase for such Knockout Mouse. Subject to the limitations with respect to breeding pairs set forth above in this SECTION 3.2.1, Pfizer's right to be supplied by Deltagen, at ***, with Knockout Mice Materials for such line of Knockout Mouse shall be exercisable by Pfizer supplying Deltagen with its written request specifying any or all of the following forms of material for such line of Knockout Mouse: ***. In the case of *** Deltagen shall


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                           supply Pfizer with *** (subject to the limitations
                           set forth above in this SECTION 3.2.1) of such line of Knockout Mouse; in the case of ***, Deltagen shall supply ***; and in the case of ***, Deltagen shall supply *** containing the Target Gene.

                  3.2.2 If Deltagen ceases to *** (i.e., it ceases to *** or *** of such Knockout Mice), it shall make commercially reasonable efforts to arrange an *** subject to and in accordance with this ARTICLE 3.

         3.3      CERTAIN OBLIGATIONS OF PFIZER.

                  3.3.1 Pfizer shall keep all Knockout Mice Materials and any tissues, cells or other materials therefrom and any Progeny derived from any of the foregoing, in its control and shall not (and shall not attempt or purport to) transfer to any Third Party any Knockout Mice Materials or any tissues, cells or other materials therefrom or any Progeny derived from any of the foregoing; *** pursuant to SECTION 3.3.2.

                  3.3.2    *** Knockout Mice Material to a *** PROVIDED THAT:

                           3.3.2.1 the *** has executed a *** that governs the *** of such Knockout Mouse Materials; and

                           3.3.2.2  the *** shall use the Knockout Mice
                                    Materials for the sole purpose of conducting the research activities described in the *** and ***; and

                           3.3.2.3 ***, in accordance and compliance with the terms and conditions of this Agreement and the ***.

                           In addition, at Deltagen's reasonable request, Pfizer shall provide Deltagen with *** under this Agreement.

                  3.3.3 Pfizer shall not, directly or indirectly, and Pfizer shall not permit, authorize or enable any *** or other Third Party to use or attempt to use the Knockout Mice Materials or any tissues, cells or other materials or information therefrom or any Progeny derived from any of the foregoing, to `reverse-engineer' the techniques, processes or methods for generating or producing any Knockout Mice Materials.

                  3.3.4 Pfizer shall not (and shall not attempt or purport to) permit, authorize or enable any *** or other Third Party to assign, sell,



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                           have sold, lease, offer to sell or lease, distribute,
                           license, sublicense or otherwise transfer title to or an interest in the Knockout Mice Materials.

4.       MILESTONE PAYMENTS.

         4.1 ELIGIBLE COMPOUND MILESTONE PAYMENTS. If and when any compound(s) that meet(s) the criteria set forth below (each, an "ELIGIBLE COMPOUND," or collectively, "ELIGIBLE COMPOUNDS," as defined below in this Section) reaches any of the milestones set forth below in this SECTION 4.1, Pfizer shall pay to Deltagen the corresponding milestone payment, in each case within thirty (30) days after the milestone is reached for such Eligible Compound. An "ELIGIBLE COMPOUND" shall be a compound (1) whose primary target is either (x) a ***, or (y) any physiological structure or substance produced in the body by *** or any portion thereof (an "***"); where either such *** or any portion thereof) or such ***, together with its respective function, is expressly included or described in a ***; and (2) whose primary indication or disease area is expressly included or described ***; and (3) that is derived from the use of, or that makes any use of any *** or materials derived therefrom or ***. If Deltagen would be entitled to a milestone payment using the foregoing definition but for the fact that, at the time any milestone is reached, the *** is/are not contained in a ***, Deltagen's entitlement to such payment *** such time, if ***.

                  ELIGIBLE COMPOUND MILESTONES AND MILESTONE PAYMENTS:

                  (1)      *** at the initiation of a *** ("MILESTONE PAYMENT
                           ONE");

                  (2) *** at the initiation of a Phase I clinical trial ("MILESTONE PAYMENT TWO");

                  (3) *** at the initiation of Phase III clinical trial ("MILESTONE PAYMENT THREE"); and

                  (4) *** upon obtaining the first marketing approval from any regulatory authority in any Major Market Country ("MILESTONE PAYMENT FOUR").

                  On a Target Gene-by-Target Gene basis, *** for an Eligible Compound, Pfizer shall have a nonexclusive, *** *** to use the Data Set and all Knockout Mice Materials for the Target Gene for such Eligible Compound; PROVIDED THAT Pfizer thereafter pays all other payments if and when ever such Eligible Compound achieves the relevant milestones.



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                  Payments made under this Section are non-creditable and are non-refundable.

                  Pfizer shall be obligated to make the milestone payments set forth above in this SECTION 4.1 *** with respect to a compound or a group of compounds that target a specific Target Gene with respect to a specific indication, *** pursuing that are `targeted' towards such indication for such Target Gene for the given indication. So that, by way of example only, if Pfizer is pursuing an Eligible Compound ***. Pfizer shall, however, be obligated to make the milestone payments set forth above in this SECTION 4.1 *** with respect to an Eligible Compound if such Eligible Compound is `targeted' towards different indications for a Target Gene or for the same indication for different Target Genes.

         4.2 DIAGNOSTIC MILESTONE PAYMENT. Within thirty (30) days after the first commercial sale of each Diagnostic Product, Pfizer shall pay to Deltagen a milestone payment of ***.

         4.3 RECORDS. Pfizer shall keep complete and accurate records of its activities conducted under this Agreement and the results thereof sufficient to permit Deltagen to confirm the accuracy of Pfizer's payment obligations under this Agreement.

5.       REPRESENTATIONS AND WARRANTIES.

         5.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each party hereby represents and warrants to the other party as follows:

                  5.1.1 Such party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated.

                  5.1.2 Such party (a) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

                  5.1.3 All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained


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                           by such party in connection with its execution of
                           this Agreement have been obtained.

                  5.1.4 The execution and delivery of this Agreement and the performance of such party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not conflict with, or constitute a default under, any contractual obligation of such party.

         5.2      DELTAGEN REPRESENTATIONS, WARRANTIES, AND COVENANTS.

                  5.2.1 As of the Effective Date, Deltagen is the *** of the *** and, to ***, has the right to *** thereunder contemplated hereby.

                  5.2.2 To ***, the Data Sets contained in DeltaBase and the Knockout Mice Materials with respect to such Data Sets *** at the time of their delivery by Deltagen to Pfizer.

                  5.2.3 When operated with the recommended Third Party hardware and software listed on EXHIBIT B, the DeltaBase Functionality shall perform substantially in accordance with the product documentation provided by Deltagen therewith.

                  5.2.4 For purposes of this Agreement, the terms "***" and "***" shall mean, in each case, ***.

         5.3 ***. Unless Pfizer affirmatively consents beforehand in writing, no *** delivered to Pfizer hereunder shall contain information or materials ***. Notwithstanding anything contained in this Agreement, Pfizer acknowledges and agrees that any delay by Deltagen in Deltagen's fulfillment of its obligations under this Agreement due to the foregoing *** and *** *** shall not be considered a breach under this Agreement.

         5.4      DISCLAIMER OF WARRANTIES.

                  5.4.1 DELTAGEN MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PHENOTYPIC OUTCOME OR OTHER RESULTS OF THE PRESENCE OR ABSENCE OF A MUTATED GENE.

                  5.4.2    EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS
                           ARTICLE 5, DELTAGEN MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE MUTATED GENES, THE TARGET GENES, THE


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                           DELTABASE OR THE KNOCKOUT MICE MATERIALS, INCLUDING,
                           WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT OF THE PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY OTHER PERSON.

6.       CONFIDENTIALITY.

         6.1 CONFIDENTIAL INFORMATION. During the term of this Agreement, and for a period of ten (10) years following the expiration or termination hereof, each party shall maintain in confidence all Confidential Information disclosed by the other party, and shall not use, disclose or grant the use of the Confidential Information except on a need-to-know basis to those directors, officers, employees, consultants, clinical investigators, contractors, agents, *** or permitted assignees, to the extent such disclosure is reasonably necessary in connection with such party's activities as expressly authorized by this Agreement. To the extent that disclosure is authorized by this Agreement, then prior to such authorized disclosure, the disclosing party hereto shall obtain the written agreement of any such Person to hold in confidence and not make use of the Confidential Information for any purpose other than those permitted by this Agreement and with respect to a ***, prior to any such authorized disclosure, such *** shall have executed a ***. Each party shall notify the other promptly upon discovery of any unauthorized use or disclosure of the other party's Confidential Information.

         6.2      TERMS OF THIS AGREEMENT. Except as otherwise provided in
                  SECTION 6.1 above, neither party shall disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other party. Notwithstanding the foregoing, prior to execution of this Agreement, the parties shall agree upon the substance of information that can be used to describe the terms of this transaction, and each party may disclose such information, as modified by mutual agreement from time to time, without the other party's consent.

         6.3 PERMITTED DISCLOSURES. The confidentiality obligations contained in this ARTICLE 6, including SECTIONS 6.2 AND 6.4, shall not apply to the extent that the receiving party (the "RECIPIENT") is required (a) to disclose information by law, order or regulation of a governmental agency or a court of competent jurisdiction, including as may be required in connection with any filings made with, or by the disclosure policies of a major stock exchange, or (b) to disclose information to any governmental agency for purposes of ***, provided in either case that the Recipient shall provide written notice thereof


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                  to the other party and sufficient opportunity to object to any such disclosure or to request confidential treatment thereof.

         6.4 PROPOSED *** PUBLICATIONS AND PRESENTATIONS. If *** proposes to make any publications or presentations relating to any Knockout Mouse Materials or any Deltagen Confidential Information, Pfizer shall notify Deltagen and supply to Deltagen a copy of the proposed publications and/or presentation for Deltagen's prior review in accordance with the procedures set out in the *** to which *** is a party. As may be appropriate to include in a publication or presentation of a ***, Pfizer will have the *** acknowledge *** as the source of the Materials (as such term is defined in the applicable ***) in a form and manner approved by Deltagen (such approval not to be unreasonably withheld or delayed).

         6.5 PRESS RELEASE. Neither party shall make any public announcement concerning this Agreement or the subject matter hereof, except as required by applicable law, without first submitting a copy of the proposed announcement to the other party for review and obtaining their consent thereto, such consent not to be unreasonably withheld or delayed. Promptly after the execution of this Agreement, the parties shall mutually agree upon the form of a press release which the parties may thereafter issue.

7.       INDEMNIFICATION; AND CERTAIN OTHER PROVISIONS.

         7.1 PFIZER INDEMNITY. Pfizer shall indemnify and hold Deltagen harmless, and hereby forever releases and discharges Deltagen from and against all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) resulting from all claims, demands, actions and other proceedings by any Third Party to the extent arising from (a) a material breach of any representation, warranty or covenant of Pfizer under this Agreement or *** under the terms of a ***, (b) the use by Pfizer or *** of the DeltaBase or any Knockout Mice Materials,
                  (c) *** or (d) the *** of Pfizer or its Affiliates in the performance of its obligations, and its permitted activities, under this Agreement or its *** under a ***.

         7.2 DELTAGEN INDEMNITY. Deltagen shall indemnify and hold Pfizer harmless, and hereby forever releases and discharges Pfizer, from and against all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) resulting from all claims, demands, actions and other proceedings by any Third Party to the extent arising from (a) a material breach of any representation, warranty or covenant of Deltagen under this Agreement, (b) the *** of Deltagen in the performance of its obligations to be performed under this Agreement, or (c) an *** or action that Deltagen's providing to Pfizer of the Data Sets contained in DeltaBase and the Knockout Mice


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                  Materials with respect to such Data Sets (but not with respect to *** or actions based upon *** with respect to such Data
                  Sets or Knockout Mice Materials) in accordance with the terms and conditions of this Agreement ***.

         7.3 DELTABASE FUNCTIONALITY PERFORMANCE. When operated with the recommended Third Party hardware and software listed on EXHIBIT B, the DeltaBase Functionality shall perform substantially in accordance with the product documentation provided by Deltagen therewith.

         7.4 CERTAIN BREACHES. In the event of the breach of any representation or warranty by Deltagen under SECTION 5.2, Pfizer shall provide prompt written notice thereof to Deltagen describing in reasonably specific detail the nature of the alleged breach. Deltagen shall use its commercially reasonable efforts to remedy each verified breach as soon as reasonably possible.

         7.5 CERTAIN NOTICES. Deltagen shall notify Pfizer of any *** or *** litigation, judgments or settlements pending against or owed by Deltagen, or any written claim or notice threatening such litigation received by Deltagen, relating to the applicable ***.

         7.6 INDEMNIFICATION PROCEDURES. A party (the "INDEMNITEE") that intends to claim indemnification under this ARTICLE 7 shall promptly notify the other party (the "INDEMNITOR") of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification. The Indemnitor shall have the right to participate in, and to the extent the Indemnitor so desires jointly with any other indemnitor similarly noticed, to assume the defense thereof with counsel selected by the Indemnitor; provided, however, that the Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other party represented by such counsel in such proceedings. The indemnity obligations under this ARTICLE 7 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the prior express written consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. The failure to deliver notice to the Indemnitor within a reasonable time after notice of any such claim or demand, or the commencement of any such action or other proceeding, if prejudicial to its ability to defend such claim, demand, action or other proceeding, shall relieve such Indemnitor of any liability to the Indemnitee under this
                  ARTICLE 7 with respect thereto, but the omission so to deliver notice to the Indemnitor shall not relieve it of any liability that it may have to the Indemnitee


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                  otherwise than under this ARTICLE 7. The Indemnitor may not settle or otherwise consent to an adverse judgment in any such claim, demand, action or other proceeding, that diminishes the rights or interests of the Indemnitee without the prior express written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this ARTICLE 7.

         7.7 DISCLAIMER. EXCEPT WITH RESPECT TO ANY BREACH BY PFIZER OF SECTIONS 2.3.3 OR 3.3 OR ARTICLE 6 RESULTING FROM ANY *** ACT OR OMISSION OF PFIZER OR ANY OF ITS AFFILIATES OR ANY OF THEIR *** OR AGENTS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER UNDER THIS AGREEMENT FOR ANY DAMAGES FOR ANY LOSS OF PROFITS OR LOSS OF ANY BUSINESS OPPORTUNITY.

         7.8      THIRD PARTY CLAIM OR ACTION.

                  7.8.1 If *** receives notice of a ***, it shall promptly notify *** and provide *** with such information as *** may possess, and as *** may reasonably request, with respect to such ***.

                  7.8.2 Upon receipt of notice from *** of a ***, *** shall determine whether or not to seek, from the Third Party asserting the *** and other *** similarly situated (a "***"), and after making such determination, *** shall advise *** of its decision.

                  7.8.3 If *** elects to seek a ***, then *** shall use commercially reasonable efforts to obtain such ***, and pending the outcome of *** efforts, *** shall not independently seek a *** unless it first obtains *** written consent (such consent not to be unreasonably withheld or delayed).

                  7.8.4 If *** obtains a ***, *** shall offer the benefits thereof to *** on the same terms and conditions as *** provides them to other ***, including the payment by *** of a ratable portion of any fees paid by *** to the Third Party bringing such ***. *** may, however, decline such offer.

                  7.8.5 If *** declines the benefit of, or *** is unsuccessful in its efforts to obtain, a ***, then
                           (i) *** may terminate *** covered by the *** upon notice to ***, (ii) any continued use by ***, its Affiliates or *** of any *** or other information and materials covered by the


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                           *** shall be at *** sole risk and liability with ***
                           indemnifying *** for any liability arising from any such continued use and *** having no liability with respect thereto; (iii) *** may seek a ***; and (iv) if *** obtains a *** and pays any license fee or other upfront payment in consideration for such *** of *** or more, then *** shall *** credit against the *** *** if and when the first time *** that was at issue in the *** and that is covered by such ***.

8.       TERMINATION.

         8.1 TERM. The term of this Agreement shall commence on the Effective Date and, unless terminated earlier pursuant to this
                  ARTICLE 8, this Agreement shall expire at the end of the Subscription Term (or for any Target Gene and its one set of Knockout Mice Materials, and its respective Data Set, if the applicable Access Term is longer than the Subscription Term, at the end of such Access Term for such Target Gene and its one set of Knockout Mice Materials and respective Data Set).

         8.2 TERMINATION FOR CAUSE. A party may terminate this Agreement upon or after the breach of any material provision of this Agreement by the other party, if the breaching party has not cured such breach within ninety (90) days after notice thereof from the other party.

         8.3      EFFECT OF EXPIRATION AND TERMINATION.

                  8.3.1 Except as expressly set forth in SECTIONS 8.3.5 AND 8.3.6, if this Agreement terminates, all rights and licenses granted by or under this Agreement to Pfizer shall immediately terminate and revert to Deltagen; PROVIDED THAT for any Target Gene and its one set of Knockout Mice Materials, and its respective Data Set, if the applicable Access Term is longer than the Subscription Term, all such rights and licenses applicable to such Target Gene and its one set of Knockout Mice Materials, shall immediately terminate and revert to Deltagen at the end of such Access
                           Term); and PROVIDED FURTHER THAT Pfizer shall have a *** to information obtained by Pfizer from Data Sets, and to use Knockout Mice Materials obtained by Pfizer, in each case with respect only to Target Genes for which Pfizer has previously paid the *** milestone payment to Deltagen under ARTICLE 4. For the avoidance of doubt, notwithstanding anything contained herein, after termination or expiration of this Agreement, Deltagen shall have no obligations to Pfizer to supply any materials (including any Knockout Mice Materials) or information (including DeltaBase Information) or to grant any additional rights or licenses to Pfizer.


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                  8.3.2    Except as expressly set forth in SECTIONS 8.3.5 AND
                           8.3.6, upon termination or expiration of the Access Term relating to a Target Gene, (a) all rights and licenses granted Pfizer herein to access and use the DeltaBase Information comprising the Data Set for such Target Gene (and all derivatives thereof), together with all access and use of the corresponding Knockout Mice Materials (and all compositions and other derivatives thereof), shall immediately terminate; and (b) Pfizer shall (and shall ensure that all of its *** shall), (i) cease using such DeltaBase Information (and all derivatives thereof);
                           (ii) delete such DeltaBase Information (and all derivatives thereof); (iii) cease all use of Knockout Mice Materials (and all compositions and other derivatives thereof); and (iv) comply with Deltagen's instructions for disposition of such Knockout Mice Materials (and all compositions and other derivatives thereof) except for Knockout Mice Materials that Pfizer may continue to use as set forth below in
                           SECTION 8.3.5.

                  8.3.3 Except as expressly set forth in SECTIONS 8.3.5 AND 8.3.6, upon termination or expiration of the last Access Term under this Agreement, (a) the provisions of SECTION 8.3.1 shall apply and (b) Pfizer shall, with respect to itself and all its ***, (i) discontinue all access and use of DeltaBase (and all derivatives thereof) and the Knockout Mice Materials (and all compositions and other derivatives thereof);
                           (ii) de-install and purge DeltaBase (and all derivatives thereof); and (iii) comply with Deltagen's instructions regarding the disposition of all remaining Knockout Mice Materials (and all compositions and other derivatives thereof).

                  8.3.4 The foregoing termination provisions shall not apply to any information or material contained in or obtained from any DeltaBase Information or in any Phenotype Set or in any Knockout Mice Materials where such information or material relates to a *** for which, at the time of termination, Pfizer has paid Deltagen a milestone payment for a *** pursuant to
                           ARTICLE 4 on an Eligible Compound.

                  8.3.5 If the Access Term or this Agreement expires or is terminated, other than by Deltagen pursuant to
                           SECTION 8.2, thereafter (a) Pfizer may continue to use Knockout Mice Materials (and all compositions and other derivatives thereof) *** included in the *** or any other claim of an issued patent existing under any issued patents owned or controlled by *** or any other Person, unless the owner of any such patent disclaims it or a tribunal of


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                           competent jurisdiction has issued a final decision
                           holding any such claim invalid from which no appeal has been or can be taken, and (b) Pfizer may *** has incorporated into any memorandum, analysis or report (collectively, "REPORTS"), provided that such Reports are not merely copies, or extracts or summaries of ***, and provided further that such Reports do not include any text or other information included in the *** (or summaries or extracts therefrom), other than DE MINIMIS portions as may be reasonable and customary at Pfizer and in the industry to include or reference in a Report prepared in connection with research and development activities, as established by Pfizer through reasonable evidence. If only the Access Term terminates and not the entire Agreement, the foregoing provisions shall only apply to the *** covered by such Access Term and with respect to the corresponding ***. For the avoidance of doubt, Pfizer shall be solely responsible for obtaining any licenses from any other Person that may be required to use the Knockout Mice Materials.

                  8.3.6 The following shall survive any expiration or termination of this Agreement: (i) any accrued obligations, including the obligations of a party to make payment hereunder until all amounts due hereunder are paid in full; (ii) any licenses granted or extended pursuant to payment of a *** milestone pursuant to ARTICLE 4 or Pfizer's extension of license access to a Data or Phenotype Set prior to the date of termination, (iii) the provisions of SECTIONS 2.3, 2.8.4, 3.3, 5.4, 7.1, 7.2, 7.6, 7.7,
                           7.8.5 AND 8.3 and ARTICLES 1, 4, 6, 9 AND 11.

                  8.3.7 Termination or expiration of this Agreement shall not relieve either party hereto from any obligation to make payment or any liability accruing prior to such termination or expiration or pursuant to any provisions of this Agreement that expressly survives termination or expiration thereof (including any obligation to make any milestone payments that may arise after expiration or termination hereof pursuant to ARTICLE 4), nor preclude either party from pursuing any rights and remedies it may have hereunder in law or equity which accrued or are based upon any event occurring prior to such termination or expiration; provided, HOWEVER, THAT neither Pfizer nor Deltagen shall be entitled to any compensation whatsoever as a result of termination of this Agreement.

9.       INTELLECTUAL PROPERTY.

         9.1      OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS.


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                  9.1.1    Notwithstanding anything to the contrary herein, as
                           between Deltagen and Pfizer, Deltagen shall retain all right, title and interest in and to the DeltaBase (including without limitation, the DeltaBase Information), the Knockout Mice Materials, including the Knockout Mice, ***, and all worldwide intellectual property rights therein and thereto.

                  9.1.2 Pfizer shall not, by virtue of this Agreement, acquire any intellectual property rights in any Deltagen intellectual property (including DeltaBase, DeltaBase Information, Knockout Mice Materials, Deltagen Patent Rights, Deltagen Intellectual Property and Excluded Patent Rights) except as expressly granted herein.

                  9.1.3 Deltagen shall not, by virtue of this Agreement, acquire any intellectual property rights in any intellectual property of Pfizer, including without limitation any information or materials developed by or for Pfizer using DeltaBase, DeltaBase Information or Knockout Mice Materials, any information or materials identified or developed by *** with Knockout Mice Materials, and any lines of mice developed through *** Knockout Mice with ***. However, (a) Pfizer's sole or joint ownership rights in any *** and intellectual property and inventions described in this SECTION 9.1.3 shall not affect Deltagen's or any Third Party's ownership of and *** in or covering the *** (as noted in SECTION 2.3.3 above) or invention from which such *** or intellectual property is ***; and (b) in no event shall this SECTION 9.1.3 affect or modify Pfizer's non-access and non-use or termination or expiration obligations with respect to such information or materials under ARTICLE 8 above.

         9.2 INFRINGEMENTS. If Pfizer learns of any infringement of Deltagen Patent Rights, it shall not have any duty of investigation but shall promptly advise Deltagen of all relevant facts and circumstances known to it in connection with such infringement.

         9.3 PATENT PROSECUTION. Deltagen shall at its sole discretion and expense, have the sole right (but not the obligation) to prosecute, maintain, abandon and/or enforce any and all of the Deltagen Patent Rights as and to the extent Deltagen solely determines appropriate. Deltagen shall promptly advise Pfizer of the issuance of any patent that is part of the Deltagen Patent Rights and covering a Target Gene or any Knockout Mice Materials provided hereunder. Upon request, Deltagen will reasonably inform Pfizer, in confidence if applicable, of the status of any patent application filed to obtain any such patent.


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         9.4      NO CHALLENGE. Pfizer shall not, and shall cause its Affiliates and *** not to, enforce (or attempt to purport to enforce) against Deltagen, its Affiliates, and/or any subscribers to all or any part of the DeltaBase (provided and only to the extent that such Affiliates and subscribers have provided or will provide a similar covenant to Pfizer) any patent(s) that claim(s) (or that purport(s) to claim), or any other intellectual property rights with respect to, any research or development use of (a) any Knockout Mice Materials, and/or any tissues, cells or materials therefrom, and/or any Progeny derived from any of the foregoing, (b) the DeltaBase (or database functionality expressly derived therefrom), (c) the Target Genes, and/or (d) the Mutated Genes. If Pfizer or any Third Party on behalf or for the benefit of Pfizer acts in contravention of this SECTION 9.4, Deltagen shall be entitled to terminate any license granted to Pfizer hereunder upon written notice to Pfizer.

         9.5 NO IMPLIED LICENSES. Notwithstanding anything to the contrary in this Agreement, (a) Deltagen retains all of its right, title and interest in and to the Deltagen Intellectual Property, Deltagen Patent Rights, the DeltaBase, the Excluded Patent Rights, the Knockout Mice Materials (including the ***, the Knockout Mice and the ***) and all other intellectual property rights of Deltagen, (b) the grants or licenses of rights to Pfizer shall be limited to those expressly set forth in this Agreement, and no grants or licenses of any other rights to Pfizer, its *** or any Third Party shall be implied. Except as expressly permitted hereby, Pfizer shall not use, practice, modify, reproduce, distribute, or otherwise transfer or exploit any of the DeltaBase, the Deltagen Patent Rights, the Excluded Patent Rights, the Knockout Mice Materials (including the ***, the Knockout Mice and the ***) or any other intellectual property rights of Deltagen, in whole or in part. Pfizer acknowledges and agrees that the scope of the rights granted to Pfizer under SECTION 2.1 may not cover all uses of DeltaBase and the Knockout Mice Materials and that Pfizer may have to obtain licenses from other Persons in connection with Pfizer's exercise of its rights hereunder, including obtaining Third Party software licenses as set forth in SECTION 2.3.2, and in connection with its use of the Knockout Mice Materials, including, possibly, but only to the extent outside of the scope of the Deltagen Patent Rights, from Deltagen.

10.      STEERING COMMITTEE.

         10.1 PURPOSE. Pfizer and Deltagen shall establish a Steering Committee (the "STEERING COMMITTEE") to provide a forum for the parties to have discussions relating to (i) Data Sets and DeltaBase Information, (ii) Pfizer's nomination of Proposed Target Genes, (iii) the flow of information between the parties and the utilization of DeltaBase by Pfizer and general ways to facilitate the same, (iv) publications and presentations proposed by ***, and (v) technical


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                  and other topics and issues relating to this Agreement that the members of the Steering Committee may choose to discuss from time to time.

         10.2 MEMBERSHIP. Pfizer and Deltagen each shall appoint, as determined by each party in its sole discretion, *** to the Steering Committee. Each party may replace or substitutes its members at any time. The members to the Steering Committee initially shall be:

                           Pfizer Members:  ***.

                           Deltagen Members:  To be appointed by Deltagen.

         10.3 MEETINGS. The Steering Committee shall meet at least once ***, at locations selected by each party in turn, and on dates mutually agreed by the parties. The location of the first meeting of the Steering Committee shall be at Deltagen's election. Other representatives of Pfizer, or of Deltagen, or both, in addition to members of the Steering Committee, may attend such meetings at the invitation of either party.

         10.4 MINUTES. The Steering Committee shall keep general minutes of the topics and issues discussed at Steering Committee meetings. Drafts of the minutes shall be made available to all Steering Committee members after each meeting. The parties shall decide who shall be responsible for the preparation and circulation of the minutes.

         10.5 EXPENSES. Pfizer and Deltagen shall each bear all expenses, including travel expenses, related to the participation of their designated members to the Steering Committee, respectively.

11.      MISCELLANEOUS.

         11.1 GOVERNMENTAL CONSENTS AND APPROVALS; COMPLIANCE WITH LAW. Each party shall be responsible, at its own expense, for complying with all applicable laws and obtaining all applicable governmental and regulatory approvals, consents, permits and licenses to perform its duties and responsibilities under this Agreement. Pfizer shall be responsible for complying with such laws and obtaining all such governmental and regulatory approvals, consents, permits and licenses in connection with any export of Knockout Mice Materials from the United States and their import into any other applicable jurisdiction, as well as in connection with access to and the receipt, storage, and use of such materials by Pfizer in accordance with this Agreement.

         11.2 NOTICES. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties to the other shall be in


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                  writing and addressed to such other party at its address
                  indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

                  If to Deltagen:   Deltagen, Inc.
                                    1003 Hamilton Avenue
                                    Menlo Park, CA  94025
                                    U.S.A.
                                    Attention: President
                                    cc: General Counsel, at the same address

                  If to Pfizer:     Pfizer Global Research & Development
                                    Eastern Point Road
                                    Groton, CT 06340
                                    Attention:  President of Strategic
                                    Operations - PGRD - Groton
                                    Copy to: Assistant General Counsel - PGRD -
                                    Groton

         11.3 ASSIGNMENT. Except as otherwise expressly provided under this Agreement neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other party; ***. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment or transfer in violation of this SECTION 11.3 shall be void.

         11.4 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of ***, without regard to the conflicts of law principles thereof.

         11.5 ENTIRE AGREEMENT. This Agreement, including all Exhibits hereto, contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied representations, agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties.

         11.6 HEADINGS; INTERPRETATION. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof. In this Agreement, the singular shall include the plural and vice versa and the word


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                  "including" shall be deemed to be followed by the phrase
                  "without limitation."

         11.7 INDEPENDENT CONTRACTORS. Each party hereby acknowledges that the parties shall be independent contractors and that the relationship between the parties shall not constitute a partnership, joint venture or agency. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other party, without the prior consent of the other party to do so.

         11.8 WAIVER. The waiver by a party of any right hereunder, or of any failure to perform or breach by the other party hereunder, shall not be deemed a waiver of any other right hereunder or of any other breach or failure by the other party hereunder whether of a similar nature or otherwise.

         11.9 FORCE MAJEURE. A party shall neither be held liable or responsible to the other party, nor be deemed to have defaulted under or breached this Agreement, for failure or delay in fulfilling or performing any obligation under this Agreement (other than an obligation for the payment of money) to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of such party including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party.

         11.10 OTHER ACTIVITIES. Except as otherwise expressly provided in this Agreement, nothing in this Agreement shall preclude either party from conducting other programs (either for its own benefit or with or for the benefit of any other Person) to conduct research, or to develop or commercialize products or services, for use in any field.

         11.11 JOINT AND SEVERAL LIABILITY. Pfizer and its Affiliates shall be jointly and severally liable for all obligations of Pfizer under this Agreement.

         11.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                    * * * * *




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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.



DELTAGEN, INC.

By:      _________________________

Title:   _________________________



PFIZER INC

By:      _________________________

Title:   _________________________




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                                    EXHIBIT A

                              DELTABASE ACCESS PLAN

1.       General Access

         a. At a time and date mutually acceptable to Deltagen and Pfizer, Deltagen shall provide Pfizer with on-site access to DeltaBase at the first Installation Site. On the terms and conditions of this Agreement, during the applicable Access Term for each Phenotype Set delivered to Pfizer, Pfizer shall have the right, at its discretion, to designate one or more additional Installation Sites and Deltagen shall install DeltaBase (limited to the applicable Phenotype Sets) at such additional Installation Sites at a date and time mutually acceptable to Deltagen and Pfizer. All permitted installations shall be performed on the terms and conditions set forth in this Agreement and in the Installation, Maintenance and Support Plan attached to this Agreement as EXHIBIT A.

         b. Pfizer shall designate one primary server per Installation Site for installation of DeltaBase by Deltagen. DeltaBase shall only be installed at each Installation Site on the hard disk of such designated primary server such that multiple computers do not contain copies of DeltaBase installed. ***. One additional back-up computer or server may be designated at each Installation Site for installation of a back-up copy of DeltaBase and such back-up copy of DeltaBase shall only be used or accessed in the event that access to DeltaBase fails on the primary designated server. Notwithstanding anything to the contrary, DeltaBase shall not be installed (and shall not be permitted to be installed) on any undesignated computer or server or in a manner permitting unauthorized access to DeltaBase. Except as expressly provided in this Agreement, all other access to DeltaBase is prohibited.

         c. Pfizer shall be required to obtain at each such Installation Site respectively, the hardware and software (and software licenses) set forth in the Required Server Configuration on EXHIBIT B.

         d. The DeltaBase Information may only be accessed, viewed, used or disclosed according to the terms and conditions of this Agreement.

2.       DeltaBase Access Time/Speed and Performance

         a. The DeltaBase access time and its speed and performance will vary depending on the following factors:

                  i.       The server configuration;

                  ii.      The number of simultaneous users;



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         iii.   The nature and complexity of the requests to DeltaBase (e.g., some requests require more computer processing than others);
                and

         iv.    The rate at which users are making queries to DeltaBase.









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                                    EXHIBIT B

                   REQUIRED THIRD PARTY SOFTWARE AND HARDWARE

In all cases below, the servers employed by Pfizer shall be "dedicated" servers for use only with DeltaBase. Due to the potential requirement for Deltagen to access such servers under this Agreement, Pfizer should take reasonable precautions with respect to the storage of confidential information of Pfizer on such servers.

1. The Required (Minimal) Configuration below is the minimum server configuration in hardware and software required for use with DeltaBase:

                  SOFTWARE REQUIREMENTS

         The DeltaBase server runs on ***. DeltaBase users can view from any workstation using one of the following supported Web browsers:

         -        ***

         -        ***

         DeltaBase also requires:

         -        ***

         -        ***

         HARDWARE REQUIREMENTS

         *** DATABASE SERVER

         -        ***

         -        ***

         -        ***

         -        ***

         -        ***

         -        ***



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         -        ***

         -        ***

         -        ***

         WEB APPLICATION SERVER

         -        ***

         -        ***

         -        ***

         -        ***

         -        ***

         -        ***

         -        ***

         -        ***

         -        ***

         -        ***


         ***

         -        ***

         -        ***

         ***

         -        ***

         -        ***

         -        ***



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         -        ***

         -        ***

         -        ***

1.       Additional Requirements:

a. Subsequent additions of DeltaBase data or functionality enhancements may, at Deltagen's discretion, be provided in subsequent DeltaBase releases from time to time. Such additions or enhancements may require Pfizer to modify and enhance the server configurations above with additional capacity, hardware or software sufficient to support or utilize subsequent releases of DeltaBase. Deltagen reserves the right to modify the server hardware and software configurations required to operate DeltaBase.

b. Deltagen will notify Pfizer of any required changes to the server hardware and software configuration at least 90 days prior to each release of DeltaBase Information that requires such changes to operate.




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                                    EXHIBIT C

                   INSTALLATION, MAINTENANCE AND SUPPORT PLAN


In all installation cases/deployments of DeltaBase at permitted installation sites of Pfizer under this Agreement:

         Deltagen shall have the sole and exclusive right to perform all installations or deployments of DeltaBase and any installations or deployments of DeltaBase by parties other than Deltagen or in nonconformance with this Agreement are expressly prohibited. Deltagen shall have the right to permit Pfizer to install updates and subsequent revisions or releases of DeltaBase under procedures, terms and conditions to be mutually agreed between Deltagen and Pfizer.

         Pfizer is responsible for obtaining and providing all equipment, hardware and software set forth in the Required Server Configuration under EXHIBIT B above.

         As used in this EXHIBIT C, "Installation Site" shall refer to the First Installation Site ***.

         Deltagen shall designate one contact person at Deltagen that will be the primary contact for interfacing and assisting the Installation Sites on issues of DeltaBase and its operation and Pfizer's contact personnel (below) shall communicate DeltaBase comments, requests and questions to the Deltagen contact person. Such Deltagen contact person shall be the primary Deltagen interface for DeltaBase maintenance, support and training.

         Pfizer shall designate one person at each permitted Installation Site as the technical point of contact to assist and interface with Deltagen regarding installation, technical computer issues and training. Pfizer shall designate one person at each Installation Site as the scientific point of contact to assist and interface with Deltagen on scientific maintenance, support and training issues. Such technical and scientific contacts shall be the primary contacts at each Installation Site and shall interface with Deltagen with respect to the operation of DeltaBase. Pfizer shall provide Deltagen with the names of such contacts and shall promptly notify Deltagen of any changes with respect to such contacts.

         Pfizer shall provide Deltagen with reasonably required access to the facilities, computer equipment and system access privileges to perform the installation of DeltaBase and Pfizer shall reasonably assist Deltagen in such installation.

         The installation/use of DeltaBase may require the modification, upgrading or revisions of various system level components (e.g., manufacturer provided upgrades and patches to ***). Deltagen and Pfizer shall reasonably agree upon such required modifications, upgrading or revisions and Pfizer shall be responsible for obtaining any required software licenses thereto.



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1.  FIRST SITE: INSTALLATION, MAINTENANCE, SUPPORT AND TRAINING

     The following information in this Section 1 applies to the first permitted Installation Site designated by Pfizer for installation of DeltaBase.

INSTALLATION

     At a time and date mutually acceptable to Deltagen and Pfizer, Deltagen will install DeltaBase one time at one primary server location at the first Installation Site chosen by Pfizer ***.

MAINTENANCE

     In the event that DeltaBase fails to perform according to specifications due to the fault of Deltagen, Pfizer shall promptly notify the Deltagen contact person, providing a reasonably detailed description of the problem and Deltagen shall promptly acknowledge receipt of the report of the problem to the Pfizer contact person. Deltagen shall duplicate and locate such problem and Deltagen will use its reasonable diligent efforts to correct the problem after notification by Pfizer.

TRAINING

     Deltagen shall provide *** training by *** and *** training at *** in the use and operation of DeltaBase ***.

SUPPORT

     During the Initial Access Term, Deltagen shall provide, ***, up to *** of DeltaBase support assistance by telephone with Deltagen's designated contact person for DeltaBase (or other party designated by Deltagen) during Deltagen's normal business hours.

     *** and additional support, maintenance, training or other similar services shall be made available by Deltagen to Pfizer on terms and conditions mutually agreeable to the parties.



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     2.  ***: INSTALLATION, MAINTENANCE, SUPPORT AND TRAINING

     The following information in this Section 2 applies to ***. During the Access Term for a Phenotype Set, Deltagen will install DeltaBase (limited to the applicable Phenotype Sets) on *** and provide the general maintenance, support and training services set forth in Section 1 above
     ***.

     *** and additional support, maintenance, training or other similar services shall be made available by Deltagen to Pfizer on terms and conditions mutually agreeable to the parties.




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

                                    EXHIBIT D

                             *** [42 PAGES DELETED]





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                                 EXHIBIT E

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